040101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the Office of	Business Number E0620082010-4
[signature]	Filing Number 20100954429-16
Secretary of State	Filed On 12/27/2010
State Of Nevada	Number of Pages 1

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: ATVROCKN

2. Registered Agent for Service of Process: (check only one box)

☐ Commercial Registered Agent: ____ Name

☒ Noncommercial Registered Agent (name and address below) **OR** ☐ Office or Position with Entity (name and address below)

JEFFREY CHAD GUIDRY
Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address	City	State	Zip Code
9836 TWILIGHT WALK AVE	LAS VEGAS	Nevada	89149

Mailing Address (if different from street address)	City	State	Zip Code
		Nevada	

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 75000000 Par value per share: $ 0.001 Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) JEFFREY CHAD GUIDRY
Name

Street Address	City	State	Zip Code
9836 TWILIGHT WALK AVE	LAS VEGAS	NV	89149

2) ____
Name

Street Address	City	State	Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

JEFFREY CHAD GUIDRY
Name

X JEFFREY CHAD GUIDRY
Incorporator Signature

Address	City	State	Zip Code
9836 TWILIGHT WALK AVE	LAS VEGAS	NV	89149

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X JEFFREY CHAD GUIDRY
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

12/27/2010
Date

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske	Filing Number 20222842287
Secretary of State State Of Nevada	Filed On 12/29/2022 10:31:36 AM
	Number of Pages 4

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State :

Entity or Nevada Business Identification Number (NVID) : NV20101895550

2. Restated or Amended and Restated Articles (Select one):
(If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box):
(If amending, complete section 1,3,5 and 6.)

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☐ incorporators ☑ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:
☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: 12/29/2022 Time: 05:00 PM (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☑ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted ☐ Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary)
6. Signature: (Required)	X Shaun Passley — Director Signature of Officer, Incorporator or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske	Filing Number 20222842287
Secretary of State State Of Nevada	Filed On 12/29/2022 10:31:36 AM
	Number of Pages 4

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Ameritek Ventures, Inc.

Entity or Nevada Business Identification Number (NVID): E0620082010-4

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 90%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: 12/29/2021 Time: 5:00PM

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

The authorized shares of common stock thereby increase to 950,000,000

(attach additional page(s) if necessary)

6. Signature: (Required)

X /s/ Shaun Passley
Signature of Officer or Authorized Signer

Director
Title

X ____________________
Signature of Officer or Authorized Signer

Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske	Filing Number 20211485295
Secretary of State State Of Nevada	Filed On 05/26/2021 13:14:35 PM
	Number of Pages 4

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State :

Entity or Nevada Business Identification Number (NVID) : NV20101895550

2. Restated or Amended and Restated Articles (Select one):
(If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles
- ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box):
(If amending, complete section 1,3,5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☐ incorporators ☐ board of directors
The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:
- ☐ The entity name has been amended.
- ☐ The purpose of the entity has been amended.
- ☐ The authorized shares have been amended.
- ☐ Other: (specify changes)
- ☐ Dissolution
- ☐ Merger
- ☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)

Date: **05/26/2021** Time: **05:00 PM**

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☑ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

(attach additional page(s) if necessary)

6. Signature: (Required)

X **Shaun Passley** — Signature of Officer, Incorporator or Authorized Signer

Authorized Signer — Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske (signature)	Filing Number 20211485295
Secretary of State State Of Nevada	Filed On 05/26/2021 13:14:35 PM
	Number of Pages 4

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Ameritek Ventures, Inc.

Entity or Nevada Business Identification Number (NVID): E0620082010-4

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 90%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes) ______

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: 05/26/2021 Time: 5:00PM (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) The authorized shares of common stock thereby increase to 750,000,000 (attach additional page(s) if necessary)
6. Signature: (Required)	X /s/ Shaun Passley — Director Signature of Officer or Authorized Signer — Title X ____ — ____ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

ATTACHMENT to Amendment of Articles May 26, 2021.
The authorized shares of preferred stock thereby increase to 100,000,000.

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske	Filing Number 20201086833
Secretary of State State Of Nevada	Filed On 12/4/2020 2:51:00 PM
	Number of Pages 10

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Ameritek Ventures, Inc. Entity or Nevada Business Identification Number (NVID): E0620082010-4
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 11/17/2020 Time: 12:00AM (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series E Preferred Shares
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series E Preferred Shares
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* By resolution of the board of directors pursuant to a provision in the articles of incorporation and powers vested in the Custodian under NRS 78.347, and
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X /s/ Shaun Passley Signature of Officer Date: 11/17/2020

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

Certificate of Resolution

For Nevada Profit Corporations (Pursuant to NRS 78.347)

Ameritek Ventures

(Entity Number E0620082010-4)

… hereby converts the Series E Preferred Shares as follows:

the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights and relative rights of the following class or series of stock.

CERTIFICATE OF DESIGNATIONS
ESTABLISHING THE DESIGNATIONS, PREFERENCES,

LIMITATIONS AND RELATIVE RIGHTS OF THE

SERIES E PREFERRED STOCK

Pursuant to Nevada Business Corporation Act, the Corporation has adopted a designation of Twenty-three Million (23,000,000) shares of Series E Preferred Stock, par value $0.01 per share which have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth below (the "**Designation**" or "**Certificate of Designation**"):

Section 1. DESIGNATION OF SERIES; RANK. The shares of such series shall be designated as the "**Series E Preferred Stock**" (the "**Series E Preferred Stock**") and the number of shares initially constituting such series shall be Twenty-Three Million (23,000,000) shares.

Section 2. DEFINITIONS.

For purposes of this Designation, the following definitions shall apply:

(a) "**Business Day**" means a day in which a majority of the banks in the State of Nevada in the United States of America are open for business.

(b) "**Common Stock**" means the Corporation's $0.01 par value Common Stock.

(c) "**Distribution**" shall mean the transfer of cash, Common Stock or other property without consideration whether by way of dividend or otherwise to the shareholders of Common Stock.

(d) "**First Dividend Date**" means January 1st of any year following a calendar year in which the Corporation has generated revenue of over $1 million based on the Corporation's audited statement of operations.

(e) "**First Dividend Rate**" means 1.5% of the Company's revenues per quarter, based on the revenues set forth in the Company's financial statements as filed with the OTCmarkets.com.

(f) **"Holder"** shall mean the person or entity in which the Series E Preferred Stock is registered on the books of the Corporation, which shall initially be the person or entity which such Series E Preferred Stock is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation.

(g) "**Junior Stock**" shall mean the Common Stock and each other class of capital stock or series of preferred stock of the Corporation established after the Original Issue Date, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series E Preferred Stock upon the liquidation, winding-up or dissolution of the Corporation.

(h) **"Market Price"** means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (collectively, **"Bloomberg"**), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "**pink sheets**" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day. If the Market Price cannot be calculated for such security on any of the foregoing bases, the Market Price of such security on such date shall be the fair market value as reasonably determined by a valuation firm, with experience in the valuation of securities similar to the Corporation's, chosen by the Board of Directors of the Corporation in its sole discretion, with the costs of such appraisal to be borne by the Corporation.

(i) **"Original Issue Date"** shall mean the date upon which the shares of Series E Preferred Stock are first issued.

(j) ""**Liquidation Preference"** shall be equal to $0.01 per share for the Series A Convertible Preferred Stock (as appropriately adjusted for any Recapitalizations).

(k) "**Second Dividend Date**" means January 1st of any year following a calendar year in which the Corporation has generated net income of over $2 million based on the Corporation's audited statement of operations.

(l) "**Second Dividend Rate**" means 6% of the Corporation's net income based on the Corporation's audited statement of operations.

(m) **"<u>Senior Securities</u>"** shall mean (a) the Series A Convertible Preferred Stock of the Corporation; and (b) any senior debt or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation's assets as of the Original Issue Date, or which the Corporation may agree in the future to provide such first priority security interests to, which shall not require the approval and/or consent of the Series E Preferred Stock Holders.

(n) "**<u>Common Stock</u>**" means the Corporation's Common Stock, $0.01 par value per share.

(o) **"<u>Series E Preferred Stock Certificates</u>"** means the certificates, as replaced from time to time, evidencing the outstanding Series E Preferred Stock shares.

(p) **"<u>Recapitalization</u>"** shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

(q) **"<u>Restricted Shares</u>"** means shares of the Corporation's Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act of 1933, as amended and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar):

> "***The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.***"

SECTION 3. DIVIDENDS.

(a) <u>Dividends in General</u>. Dividends shall accrue on the Series E Preferred Stock, Quarterly in arrears, for each Quarter that such Preferred Stock is outstanding, (a) beginning on the First Dividend Date, equal to the First Dividend Rate, and additional dividends (b) beginning effective on the Second Dividend Date, based on the Second Dividend Rate, until such dividends are paid in full as provided below ("**<u>Dividends</u>**").

(b) <u>Payment of Dividends</u>. The Corporation shall pay the Holder of the Series E Preferred Stock the accrued Dividends in cash or shares of common stock based on the Market Price, at the option of the Corporation from time to time, provided that until paid in the sole discretion of the Corporation, such Dividends shall continue to accrue.

(c) Additional Dividend Policies.

(i) In any calendar year, the Holders of outstanding shares of Series E Preferred Stock shall be entitled to receive dividends, when, as and only if declared by the Board of Directors, out of any assets at the time legally available therefor, payable in preference and priority to any declaration or payment of any Distribution on Common Stock of the Corporation in such calendar year. No Distributions shall be made with respect to the Common Stock until all declared Dividends on the Series E Preferred Stock have been paid or set aside for payment to the Series E Preferred Stock holders.

(ii) Non-Cash Distributions. Whenever a Distribution provided for in this Section 3 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

(iii) Other Distributions. Subject to the terms of this Certificate of Designations, and to the fullest extent permitted by Nevada law, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

SECTION 4. LIQUIDATION PREFERENCE.

(a) Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the Holders of the Series E Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Corporation to the Holders of the Junior Stock by reason of their ownership of such stock, but not prior to any holders of the Corporation's Senior Securities, which holders shall have priority to the distribution of any assets of the Corporation, an amount per share for each share of Series E Preferred Stock held by them equal to the sum of (i) the Liquidation Preference specified for such share of Series E Preferred Stock, and (ii) all declared but unpaid Dividends (if any) on such shares of Series E Preferred Stock. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the Holders of the Series E Preferred Stock are insufficient to permit the payment to such Holders of the full amounts specified in this Section 4(a), subsequent to the payment to the Senior Securities then the entire remaining assets of the Corporation following the payment to the Senior Securities legally available for distribution shall be distributed with equal priority and pro rata among the Holders of the Series E Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 4(a).

(b) Remaining Assets. After the payment to the Holders of Series E Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the Holders of the Junior Stock in proportion to the number of shares of Junior Stock, and the terms of such Junior Stock, held by them.

(c) Valuation of Non-Cash Consideration. If any assets of the Corporation

distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

SECTION 5. CONVERSION RIGHTS. The Series E Preferred Stock shall be convertible into Common Stock as follows (the "**Conversion Rights**"):

(a) Holder's Right to Convert.

(i) All shares Series E Preferred Stock shall be convertible, at the option of the Holder thereof, subject to Section 5(h) below, with five (5) Business Days written notice to the Corporation (a "**Notice of Conversion**"), at the office of the Corporation or any transfer agent for the Series E Preferred Stock, into that number of fully-paid, non-assessable shares of Common Stock determined by multiplying the total number of shares of Common Stock issued and outstanding by 0.15 (the "**Shares**"). The Holder may only affect a conversion of all of the Series E Preferred Stock shares which he, she or it owns pursuant to and in compliance with the restrictions on conversion set forth herein and only at such time as all other Holders of Series E Preferred Stock desire to convert such shares of Series E Preferred Stock which they hold as provided in this Section 5(b)(i.e., no Conversion shall take place unless all outstanding shares of Series E Preferred Stock are Converted at the same time)(each a "**Conversion**").

(ii) Mechanics of Conversion. In order to effect a Conversion, a Holder shall: (i) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: Corporate Secretary), and (ii) surrender or cause to be surrendered the original Series E Preferred Stock Certificates being converted, duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation which the Holder desires to convert. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a Holder, the Corporation shall promptly send, via facsimile, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion and/or any deficiencies that exist in connection with such Notice of Conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless the original Series E Preferred Stock Certificates Converted are delivered to the Corporation as provided above. In the event the Holder has lost or misplaced the certificates evidencing the Series E Preferred Stock, the Holder shall be required to provide the Corporation or the Corporation's Transfer Agent (as applicable) with whatever documentation and fees each may require to re-issue the Series E Preferred Stock Certificates and shall be required to provide such re-issued Series E Preferred Stock Certificates to the Corporation in connection with such Notice of Conversion. Unless the Notice of Conversion provided by the Holder includes a valid opinion from an attorney stating that such Shares of Common Stock issuable in connection with the Notice of Conversion can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, such shares shall be issued as Restricted Shares.

(iii) Delivery of Common Stock Upon Conversion. Upon the surrender of Series E Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) shall, no later than the fifth (5th) Business Day following the date of such surrender (the "**Delivery Period**"), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the Holder or its nominee (x) that number of shares of Stock issuable upon conversion of such shares of Series E Preferred Stock being converted and (y) the total amount of the accrued and unpaid Dividends.

(b) Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series E Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series E Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder's accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

(c) Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon conversion of the Series E Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive each Holder of such Series E Preferred Stock shall have the right thereafter to convert such shares of Series E Preferred Stock into a number of shares of such other class or classes of stock which a Holder of the number of shares of Common Stock deliverable upon conversion of such series of Series E Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(d) No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the holders of Series E Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 5(d) shall prohibit the Corporation from amending its Certificate of Incorporation with the requisite consent of its shareholders and the Board of Directors.

(e) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the Conversion of the shares of the Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the Conversion of all then outstanding shares of the Series E Preferred Stock; and if at any time the number of authorized but unissued

shares of Common Stock shall not be sufficient to effect the Conversion of all then outstanding shares of the Series E Preferred Stock, the Corporation will within a reasonable time period make a good faith effort to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(f) Effect of Conversion. On the date of any Conversion, all rights of any Holder with respect to the shares of the Series E Preferred Stock so converted, including the rights, if any, to receive distributions of the Corporation's assets or notices from the Corporation, will terminate.

(g) Notices of Record Date. In the event that the Corporation shall propose at any time:

(i) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(ii) to voluntarily liquidate or dissolve or to enter into any transaction deemed to be a liquidation, dissolution or winding up of the Corporation;

then, in connection with each such event, the Corporation shall send to the holders of the Series E Preferred Stock at least ten (10) Business Days prior written notice of a record date for determining rights to vote in respect of the matters referred to above.

Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series E Preferred Stock at the address for each such Holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a majority of the Series E Preferred Stock, voting together as a single class.

SECTION 6. VOTING. The Series E Preferred Stock shall have no voting rights and shall have no right to vote on any shareholder matters (other than as expressly stated below under Section 7) or as otherwise provided for by Nevada law.

SECTION 7. PROTECTIVE PROVISIONS.

Subject to the rights of series of Series E Preferred Stock which may from time to time come into existence, so long as any shares of Series E Preferred Stock are outstanding, the Corporation shall not

without first obtaining the approval (by written consent, as provided by law) of the holders of 2/3rds of the then outstanding shares of Series E Preferred Stock, voting together as a class:

(a) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series E Preferred Stock;

(b) Effect an exchange, reclassification, or cancellation of all or a part of the Series E Preferred Stock, but excluding a stock split, forward split or reverse stock split of the Corporation's Common Stock or Series E Preferred Stock;

(c) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series E Preferred Stock; or

(d) Alter or change the rights, preferences or privileges of the shares of Series E Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in this Designation.

PROVIDED, HOWEVER, that the Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series E Preferred Stock, make technical, corrective, administrative or similar changes in this Statement of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series E Preferred Stock. The Corporation may also designate and issue additional series of preferred stock from time to time in the sole discretion of the Corporation's Board of Directors, which such rights, privileges, preferences and limitations shall be determined by the Corporation's Board of Directors in its sole discretion, and which designations and issuances shall not require the approval of the holders of the Series E Preferred Stock.

SECTION 8. PREEMPTIVE RIGHTS. Holders of Series E Preferred Stock and holders of Common Stock shall not be entitled to any preemptive, subscription or similar rights in respect to any securities of the Corporation, except as specifically set forth herein or in any other document agreed to by the Corporation.

SECTION 9. NOTICES. In addition to any other means of notice provided by law or in the Corporation's Bylaws, any notice required by the provisions of this Designation to be given to the holders of Series E Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each Holder of record at such Holder's address appearing on the books of the Corporation.

SECTION 10. MISCELLANEOUS.

(a) The headings of the various sections and subsections of this Certificate of Designation are for convenience of reference only and shall not affect the interpretation of any of the provisions of this Certificate of Designation.

(b) Whenever possible, each provision of this Certificate of Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Certificate of Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Certificate of Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

(c) Except as may otherwise be required by law, the shares of the Series E Preferred Stock shall not have any powers, designations, preferences or other special rights, other than those specifically set forth in this Certificate of Designation."

Effective date of filing: November 17, 2020

Signature:

/s/ Shaun Passley

By:

Shaun Passley

Title: Custodian

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske	Filing Number 20201086533
Secretary of State State Of Nevada	Filed On 12/4/2020 1:14:00 PM
	Number of Pages 10

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ **Certificate of Designation**
☒ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Ameritek Ventures, Inc. Entity or Nevada Business Identification Number (NVID): E0620082010-4
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 11/17/2020 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series A Preferred Shares
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series A Preferred Shares
5. Amendment of class or series of stock:	☒ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* By resolution of the board of directors pursuant to a provision in the articles of incorporation and powers vested in the Custodian under NRS 78.347, and
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X /s/ Shaun Passley Signature ~~of Officer~~ Date: 11/17/2020

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

Certificate of Resolution

For Nevada Profit Corporations (Pursuant to NRS 78.347)

Ameritek Ventures

(Entity Number E0620082010-4)

… hereby converts the Series A Preferred Shares as follows:

the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights and relative rights of the following class or series of stock.

CERTIFICATE OF DESIGNATIONS
ESTABLISHING THE DESIGNATIONS, PREFERENCES,
LIMITATIONS AND RELATIVE RIGHTS OF THE
SERIES A PREFERRED STOCK

Pursuant to the Nevada Business Corporation Act, the Corporation has adopted a designation of Ten Million (10,000,000) shares of Series A Preferred Stock, par value $0.01 per share which have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth below (the "**Designation**" or "**Certificate of Designation**"):

Section 1. DESIGNATION OF SERIES; RANK. The shares of such series shall be designated as the "**Series A Preferred Stock**" (the "**Series A Preferred Stock**") and the number of shares initially constituting such series shall be One Million (10,000,000) shares.

Section 2. DEFINITIONS.

For purposes of this Designation, the following definitions shall apply:

(a) "**Business Day**" means a day in which a majority of the banks in the State of Nevada in the United States of America are open for business.

(b) "**Common Stock**" means the Corporation's $0.01 par value Common Stock.

(c) "**Distribution**" shall mean the transfer of cash, Common Stock or other property without consideration whether by way of dividend or otherwise to the shareholders of Common Stock.

(d) "**First Dividend Date**" means January 1st of any year following a calendar year in which the Corporation has generated revenue of over $2 million based on the Corporation's audited statement of operations.

(e) "**First Dividend Rate**" means 1.5% of the Company's revenues per quarter, based on the revenues set forth in the Company's financial statements as filed with OTCmarkets.com.

(f) **"Holder"** shall mean the person or entity in which the Series A Preferred Stock is registered on the books of the Corporation, which shall initially be the person or entity which such Series A Preferred Stock is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation.

(g) "**Junior Stock**" shall mean the Common Stock and each other class of capital stock or series of preferred stock of the Corporation established after the Original Issue Date, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series A Preferred Stock upon the liquidation, winding-up or dissolution of the Corporation.

(h) **"Market Price"** means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (collectively, **"Bloomberg"**), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "**pink sheets**" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day. If the Market Price cannot be calculated for such security on any of the foregoing bases, the Market Price of such security on such date shall be the fair market value as reasonably determined by a valuation firm, with experience in the valuation of securities similar to the Corporation's, chosen by the Board of Directors of the Corporation in its sole discretion, with the costs of such appraisal to be borne by the Corporation.

(i) **"Original Issue Date"** shall mean the date upon which the shares of Series A Preferred Stock are first issued.

(j) **"Liquidation Preference"** shall be equal to $.01 per share for the Series A Convertible Preferred Stock (as appropriately adjusted for any Recapitalizations).

(k) "**Second Dividend Date**" means January 1st of any year following a calendar year in which the Corporation has generated net income of over $2 million based on the Corporation's audited statement of operations.

(l) "**Second Dividend Rate**" means 24% of the Corporation's net income based on the Corporation's audited statement of operations.

(m) **"Senior Securities"** shall mean any senior debt or other security holders

of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation's assets as of the Original Issue Date, or which the Corporation may agree in the future to provide such first priority security interests to, which shall not require the approval and/or consent of the Series A Preferred Stock Holders.

(n) "**Common Stock**" means the Corporation's Common Stock, $0.01 par value per share.

(o) "**Series A Preferred Stock Certificates**" means the certificates, as replaced from time to time, evidencing the outstanding Series A Preferred Stock shares.

(p) "**Recapitalization**" shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

(q) "**Restricted Shares**" means shares of the Corporation's Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act of 1933, as amended and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar):

> ***"The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts."***

SECTION 3. DIVIDENDS.

(a) Dividends in General. Dividends shall accrue on the Series A Preferred Stock, Quarterly in arrears, for each Quarter that such Preferred Stock is outstanding, (a) beginning on the First Dividend Date, equal to the First Dividend Rate, and additional dividends (b) beginning effective on the Second Dividend Date, based on the Second Dividend Rate, until such dividends are paid in full as provided below ("**Dividends**").

(b) Payment of Dividends. The Corporation shall pay the Holder of the Series A Preferred Stock the accrued Dividends in cash or shares of common stock based on the Market Price, at the option of the Corporation from time to time, provided that until paid in the sole discretion of the Corporation, such Dividends shall continue to accrue.

(c) Additional Dividend Policies.

(i) In any calendar year, the Holders of outstanding shares of Series A Preferred Stock shall be entitled to receive dividends, when, as and only if declared by the Board of Directors, out of any assets at the time legally available therefor, payable in preference and priority to any declaration or payment of any Distribution on Common Stock of the Corporation in such calendar year. No Distributions shall be made with respect to the Common Stock until all declared Dividends on the Series A Preferred Stock have been paid or set aside for payment to the Series A Preferred Stock holders.

(ii) Non-Cash Distributions. Whenever a Distribution provided for in this Section 3 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

(iii) Other Distributions. Subject to the terms of this Certificate of Designations, and to the fullest extent permitted by Nevada law, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

SECTION 4. LIQUIDATION PREFERENCE.

(a) Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the Holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Corporation to the Holders of the Junior Stock by reason of their ownership of such stock, but not prior to any holders of the Corporation's Senior Securities, which holders shall have priority to the distribution of any assets of the Corporation, an amount per share for each share of Series A Preferred Stock held by them equal to the sum of (i) the Liquidation Preference specified for such share of Series A Preferred Stock, and (ii) all declared but unpaid Dividends (if any) on such shares of Series A Preferred Stock. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the Holders of the Series A Preferred Stock are insufficient to permit the payment to such Holders of the full amounts specified in this Section 4(a), subsequent to the payment to the Senior Securities then the entire remaining assets of the Corporation following the payment to the Senior Securities legally available for distribution shall be distributed with equal priority and pro rata among the Holders of the Series A Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 4(a).

(b) Remaining Assets. After the payment to the Holders of Series A Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the Holders of the Junior Stock in proportion to the number of shares of Junior Stock, and the terms of such Junior Stock, held by them.

(c) Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith

by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

SECTION 5. CONVERSION RIGHTS. The Series A Preferred Stock shall be convertible into Common Stock as follows (the "**Conversion Rights**"):

(a) Holder's Right to Convert.

(i) All shares Series A Preferred Stock shall be convertible, at the option of the Holder thereof, subject to Section 5(m) below, with five (5) Business Days written notice to the Corporation (a "**Notice of Conversion**"), at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into that number of fully-paid, non-assessable shares of Common Stock determined by multiplying the total number of shares of Common Stock issued and outstanding by 0.60 (the "**Shares**"). The Holder may only affect a conversion of all of the Series A Preferred Stock shares which he, she or it owns pursuant to and in compliance with the restrictions on conversion set forth herein (each a "**Conversion**").

(ii) Mechanics of Conversion. In order to effect a Conversion, a Holder shall: (i) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: Corporate Secretary), and (ii) surrender or cause to be surrendered the original Series A Preferred Stock Certificates being converted, duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation which the Holder desires to convert. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a Holder, the Corporation shall promptly send, via facsimile, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion and/or any deficiencies that exist in connection with such Notice of Conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless the original Series A Preferred Stock Certificates Converted are delivered to the Corporation as provided above. In the event the Holder has lost or misplaced the certificates evidencing the Series A Preferred Stock, the Holder shall be required to provide the Corporation or the Corporation's Transfer Agent (as applicable) with whatever documentation and fees each may require to re-issue the Series A Preferred Stock Certificates and shall be required to provide such re-issued Series A Preferred Stock Certificates to the Corporation in connection with such Notice of Conversion. Unless the Notice of Conversion provided by the Holder includes a valid opinion from an attorney stating that such Shares of Common Stock issuable in connection with the Notice of Conversion can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, such shares shall be issued as Restricted Shares.

(iii) Delivery of Common Stock Upon Conversion. Upon the surrender of Series A Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) shall, no later than the fifth (5th) Business Day following the date of such surrender (the "**Delivery Period**"), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the Holder or its nominee (x) that number of shares of

Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted and (y) the total amount of the accrued and unpaid Dividends.

(b) Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series A Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series A Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder's accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

(c) Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive each Holder of such Series A Preferred Stock shall have the right thereafter to convert such shares of Series A Preferred Stock into a number of shares of such other class or classes of stock which a Holder of the number of shares of Common Stock deliverable upon conversion of such series of Series A Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(d) No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the holders of Series A Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 5(d) shall prohibit the Corporation from amending its Certificate of Incorporation with the requisite consent of its shareholders and the Board of Directors.

(e) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the Conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the Conversion of all then outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the Conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will within a reasonable time period make a good faith effort to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(f) Effect of Conversion. On the date of any Conversion, all rights of any Holder with respect to the shares of the Series A Preferred Stock so converted, including the rights, if any, to receive distributions of the Corporation's assets or notices from the Corporation, will terminate.

(g) Notices of Record Date. In the event that the Corporation shall propose at any time:

(i) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(ii) to voluntarily liquidate or dissolve or to enter into any transaction deemed to be a liquidation, dissolution or winding up of the Corporation;

then, in connection with each such event, the Corporation shall send to the holders of the Series A Preferred Stock at least ten (10) Business Days prior written notice of a record date for determining rights to vote in respect of the matters referred to above.

Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series A Preferred Stock at the address for each such Holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a majority of the Series A Preferred Stock, voting together as a single class.

(h) Beneficial Ownership Limitation. The applicable number of shares of Series A Preferred Stock shall not be convertible during any time that, and only to the extent that, the number of Shares to be issued to the Holder upon such Conversion, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns (outside of the Series A Preferred Stock, and not including any other securities of the Company held by the Holder having a provision substantially similar to this paragraph) at the time of such Conversion, would exceed 9.99% (the "**Maximum Percentage**") of the number of shares of Common Stock of the Company outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon Conversion of the Series A Preferred Stock held by the Holder, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Beneficial Ownership Limitation**"). The Maximum Percentage and Beneficial Ownership Limitation shall not apply to any duly appointed officers and/or directors of the Company, which individuals shall have no limitation pursuant to this Section 5(m) on the number of Shares they can receive upon Conversion of the Series A Preferred Stock. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(m) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

SECTION 6. VOTING. The Series A Preferred Stock shall have no voting rights and shall have no right to vote on any shareholder matters (other than as expressly stated below under Section 7) or as otherwise provided for by Nevada law.

SECTION 7. PROTECTIVE PROVISIONS.

Subject to the rights of series of Series A Preferred Stock which may from time to time come into existence, so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by written consent, as provided by law) of the holders of 2/3rds of the then outstanding shares of Series A Preferred Stock, voting together as a class:

(a) Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

(b) Effect an exchange, reclassification, or cancellation of all or a part of the Series A Preferred Stock, but excluding a stock split, forward split or reverse stock split of the Corporation's Common Stock or Series A Preferred Stock;

(c) Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Preferred Stock; or

(d) Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in this Designation.

PROVIDED, HOWEVER, that the Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series A Preferred Stock, make technical, corrective, administrative or similar changes in this Statement of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series A Preferred Stock. The Corporation may also designate and issue additional series of preferred stock from time to time in the sole discretion of the Corporation's Board of Directors, which such rights, privileges, preferences and limitations shall be determined by the Corporation's Board of Directors in its sole discretion, and which designations and issuances shall not require the approval of the holders of the Series A Preferred Stock.

SECTION 8. PREEMPTIVE RIGHTS. Holders of Series A Preferred Stock and holders of Common Stock shall not be entitled to any preemptive, subscription or similar rights in respect to any securities of the Corporation, except as specifically set forth herein or in any other document agreed to by the Corporation.

SECTION 9. NOTICES. In addition to any other means of notice provided by law or in the Corporation's Bylaws, any notice required by the provisions of this Designation to be given to the holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each Holder of record at such Holder's address appearing on the books of the Corporation.

SECTION 10. MISCELLANEOUS.

(a) The headings of the various sections and subsections of this Certificate of Designation are for convenience of reference only and shall not affect the interpretation of any of the provisions of this Certificate of Designation.

(b) Whenever possible, each provision of this Certificate of Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Certificate of Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Certificate of Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

(c) Except as may otherwise be required by law, the shares of the Series A Preferred Stock shall not have any powers, designations, preferences or other special rights, other than those specifically set forth in this Certificate of Designation.

Effective date of filing: November 17, 2020

Signature:

/s/ Shaun Passley

By:

Shaun Passley

Title: Custodian

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske (signature)	Filing Number 20201060583
Secretary of State State Of Nevada	Filed On 11/24/2020 1:33:00 PM
	Number of Pages 5

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

- ☐ **Certificate of Designation**
- ☒ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
- ☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
- ☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Ameritek Ventures, Inc. Entity or Nevada Business Identification Number (NVID): E0620082010-4
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 11/13/2020 Time: 9:00AM (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series C Preferred Shares
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series C Preferred Shares
5. Amendment of class or series of stock:	☒ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* By resolution of the board of directors pursuant to a provision in the articles of incorporation and powers vested in the Custodian under NRS 78.347, and
7. Withdrawal:	Designation being Withdrawn: ______ Date of Designation: ______ No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X /s/ Shaun Passley Signature of Officer Date: 11/13/2020

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

Certificate of Resolution

For Nevada Profit Corporations (Pursuant to NRS 78.347)

Ameritek Ventures

(Entity Number E0620082010-4)

… hereby converts the Series C Preferred Shares as follows:

the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights and relative rights of the following class or series of stock.

SERIES C PREFERRED SHARES. The shares of the series of preferred stock are hereby designated "Series C Preferred Shares." The shares of such series shall be designated as the "**Series C Preferred Shares**" (the "**Series C Preferred shares**") and the number of shares initially constituting such series shall be Sixty Million (60,000,000) shares.

CONVERSION RIGHTS. The Series C Preferred Shares shall be convertible into Common Stock as follows (the "**Conversion Rights**"):

(a) Holder's Right to Convert.

(i) Subject to the Conversion Restrictions (described in Section 5(m) below), each share of Series C Preferred Shares shall be convertible, at the option of the Holder thereof, subject to Sections 5(n) and 5(o) below, with five (5) Business Days written notice to the Corporation (a "**Notice of Conversion**"), at the office of the Corporation or any transfer agent for the Series C Preferred Shares, into three fully-paid, non-assessable shares of Common Stock (the "**Shares**" and each a "**Conversion**").

(ii) Mechanics of Conversion. In order to effect a Conversion, a Holder shall: (i) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: Corporate Secretary), and (ii) surrender or cause to be surrendered the original Series C Preferred Shares Certificates being converted, duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation which the Holder desires to convert. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a Holder, the Corporation shall promptly send, via facsimile, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion and/or any deficiencies that exist in connection with such Notice of Conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless the original Series C Preferred Shares Certificates Converted are delivered to the Corporation as provided above. In the event the Holder has lost or misplaced the certificates evidencing the Series C Preferred Shares, the Holder shall be required to provide the Corporation or the Corporation's Transfer Agent (as applicable) with whatever documentation and fees each may require to re-issue the Series C Preferred Shares Certificates and shall be required to provide such re-issued Series C Preferred Shares Certificates to the Corporation in connection with such Notice of Conversion. Unless the Notice of Conversion provided by the Holder includes a valid opinion from an attorney stating that such Shares of Common Stock issuable in connection with the Notice of Conversion can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, such shares shall be issued as Restricted Shares.

(iii) Delivery of Common Stock Upon Conversion. Upon the surrender of Series C Preferred Shares Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its

transfer agent) shall, no later than the fifth (5th) Business Day following the date of such surrender (the "**Delivery Period**"), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series C Preferred Shares being converted and (y) the total amount of the accrued and unpaid Dividends.

(b) Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon conversion in a name other than that in which the shares of the Series C Preferred Shares so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series C Preferred Shares any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder's accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

(c) Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon conversion of the Series C Preferred Shares shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive each Holder of such Series C Preferred Shares shall have the right thereafter to convert such shares of Series C Preferred Shares into a number of shares of such other class or classes of stock which a Holder of the number of shares of Common Stock deliverable upon conversion of such series of Series C Preferred Shares immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(d) No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the holders of Series C Preferred Shares against impairment. Notwithstanding the foregoing, nothing in this Section 5(d) shall prohibit the Corporation from amending its Certificate of Incorporation with the requisite consent of its shareholders and the Board of Directors.

(e) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the Conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the Conversion of all then outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the Conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will within a reasonable time period make a good faith effort to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(f) Effect of Conversion. On the date of any Conversion, all rights of any Holder with respect to the shares of the Series C Preferred Shares so converted, including the rights, if any, to receive distributions of the Corporation's assets or notices from the Corporation, will terminate.

(g) Notices of Record Date. In the event that the Corporation shall propose at any time:

(i) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(ii) to voluntarily liquidate or dissolve or to enter into any transaction deemed to be a liquidation, dissolution or winding up of the Corporation;

then, in connection with each such event, the Corporation shall send to the holders of the Series C Preferred Shares at least ten (10) Business Days prior written notice of a record date for determining rights to vote in respect of the matters referred to above.

Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series C Preferred Shares at the address for each such Holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed. The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a majority of the Series C Preferred Stock, voting together as a single class.

(n) Conversion Restrictions. The following "**Conversion Restrictions**" shall apply to any Conversion of the Series C Preferred Shares hereunder:

(ii)

(o) Beneficial Ownership Limitation. The applicable number of shares of Series C Preferred Shares shall not be convertible during any time that, and only to the extent that, the number of Shares to be issued to the Holder upon such Conversion, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns (outside of the Series C Preferred Stock, and not including any other securities of the Company held by the Holder having a provision substantially similar to this paragraph) at the time of such Conversion, would exceed 9.99% (the "**Maximum Percentage**") of the number of shares of Common Stock of the Company outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon Conversion of the Series C Preferred Shares held by the Holder, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Beneficial Ownership Limitation**"). The Maximum Percentage and Beneficial Ownership Limitation shall not apply to any duly appointed officers and/or directors of the Company, which individuals shall have no limitation pursuant to this Section 5(o) on the number of Shares they can receive upon Conversion of the Series C Preferred Stock. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(o) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

VOTING. The Series C Preferred Shares shall have no voting rights and shall have no right to vote on any shareholder matters (other than as expressly stated below under Section 7) or as otherwise provided for by Wyoming law.

Effective date of filing: November 13, 2020

Signature:

/s/ Shaun Passley

By

Shaun Passley

Title: Custodian

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske (signature)	Filing Number 20201040628
Secretary of State State Of Nevada	Filed On 11/12/2020 11:18:00 AM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

- ☐ Certificate of Designation
- ☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
- ☒ Certificate of Amendment to Designation - After Issuance of Class or Series
- ☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Ameritek Ventures, Inc. Entity or Nevada Business Identification Number (NVID): E0620082010-4
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series A Voting Preferred Shares
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series A Voting Preferred Shares
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☒ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* See attached
7. Withdrawal:	Designation being Withdrawn: Series A Voting Preferred Shares — Date of Designation: 05/31/2011 No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: * See attached
8. Signature: (Required)	X (signature) Signature of Officer — Date: 11/12/2020

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

Certificate of Resolution

For Nevada Profit Corporations (Pursuant to NRS 78.347)

Ameritek Ventures

(Entity Number E0620082010-4)

By resolution of the board of directors pursuant to a provision in the articles of incorporation and powers vested in the Custodian under NRS 78.47, and hereby converts the Series A Voting Preferred Shares as follows:

the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights and relative rights of the following class or series of stock.

SERIES C VOTING PREFERRED SHARES. The shares of the series of preferred stock are hereby designated "Series A Voting Preferred Shares." Series A Voting Preferred Stock shall have 1 vote on all shareholder matters.

The total number of authorized shares constituting the Series A Voting Preferred Stock shall be converted and exchanged for Common Shares. For every, one share of Series A Voting Preferred Stock, the holder shall receive 10 of Common Stock.

Upon conversion, Series A Voting Preferred Shares shall no longer be issued.

Effective date of filing: November 12, 2020

Signature:

/s/ Shaun Passley

By:

Shaun Passley

Title: Custodian

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske	Filing Number 20201040621
Secretary of State State Of Nevada	Filed On 11/12/2020 11:08:00 AM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ **Certificate of Designation**
☒ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Ameritek Ventures, Inc. Entity or Nevada Business Identification Number (NVID): E0620082010-4
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series B Voting Preferred Shares
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series B Voting Preferred Shares
5. Amendment of class or series of stock:	☒ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* See attached
7. Withdrawal:	Designation being Withdrawn: Series B Voting Preferred Shares Date of Designation: 05/31/2011 No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: * See attached
8. Signature: (Required)	X /s/ Shaun Passley Signature of Officer Date: 11/12/2020

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

Certificate of Amendment of Designation

For Nevada Profit Corporations (Pursuant to NRS 78.1955)

Ameritek Ventures

(Entity Number E0620082010-4)

By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate amends and withdraws the prior designation of Series B Voting Preferred Shares, and hereby amends and re-designates the Series B Voting Preferred Shares as follows:

the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights and relative rights of the following class or series of stock.

SERIES A VOTING PREFERRED SHARES. The shares of the series of preferred stock are hereby designated "Series B Voting Preferred Shares." The total number of authorized shares constituting the Series B Voting Preferred Stock is ten million (10,000,000) shares. The number of shares constituting this series of preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number of shares of preferred stock authorized under the Articles, less all shares at the time authorized of any other series of preferred stock of the Corporation; provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then-outstanding shares shall be $0.01. The holders of shares of Series B Voting Preferred Stock shall not be entitled to receive any dividends. The holders of Series B Voting Preferred Stock shall not have any liquidation rights. The holders of Series B Voting Preferred Stock shall be entitled to (a) notice of any meeting of the shareholders of the Corporation; and (b) have the power to vote each share at any shareholder meeting, where each share of Series B Voting Preferred Stock carries the weight of ten thousand (10,000) votes of each shares of common stock.

Effective date of filing: November 12, 2020

Signature:

/s/ Shaun Passley

By:

Shaun Passley

Title: Custodian

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0620082010-4
Barbara K. Cegavske	Filing Number 20190215631-90
Secretary of State State Of Nevada	Filed On 05/17/2019
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Ameritek Ventures

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3. Authorized Stock.

The authorized common stock is hereby increased from 185,000,000 shares with a par value of $0.001 per share to 435,000,000 shares with a par value of $0.001 per share.

The authorized preferred stock shall remain the same at 5,000,000 shares with a par value of $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 84.8%

4. Effective date and time of filing: (optional) Date: ______ Time: ______
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0620082010-4
	Filing Number 20110409996-41
Secretary of State	Filed On 05/31/2011
State Of Nevada	Number of Pages 6

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

ATVROCKN
[Entity Number: E0620082010-4]

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

ATVROCKN
SERIES A PREFERRED SHARES DESIGNATION

SECTION 1. DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK. The shares of the series of preferred stock created and authorized by this Certificate of Designation shall be designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock"). The total number of authorized shares constituting the Series A Preferred Stock shall be 5,000,000. The number of shares constituting this series of preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number of shares of preferred stock authorized under the Articles, less all shares at the time authorized of any other series of preferred stock of the Corporation; (continued on next page)

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ATVROCKN
SERIES A PREFERRED SHARES DESIGNATION

[Continued from Certificate of Designation Form]

provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then-outstanding shares of Series A Preferred Stock. The stated par value of the Series A Preferred Stock shall be $0.001 per share. Shares of the Series A Preferred Stock shall be dated the date of issue.

SECTION 2. DIVIDEND RIGHTS. The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends.

SECTION 3. LIQUIDATION RIGHTS. The holders of shares of Series A Preferred Stock shall not have any liquidation rights.

SECTION 4. VOTING RIGHTS. The holders of Series A Preferred Stock shall not be entitled to (a) any voting rights with respect to the Series A Preferred Stock or (b) notice of any meeting of the shareholders of the Corporation, except in each case to the extent specifically required by Nevada law.

SECTION 5. CONVERSION RIGHTS.

5.1 Conversion of Series A Preferred Stock Into Common Stock. At any time and from time to time after the issuance of the Series A Preferred Stock, any holder thereof may convert any or all of the shares of Series A Preferred Stock held by such holder at the ratio of one hundred (100) shares of Common Stock for every one (1) share of Series A Preferred Stock converted (the "Conversion Rate"), provided, however, the Company shall not effect any conversion of the Series A Preferred Stock or any other preferred stock or warrant held by a holder of Series A Preferred Stock (a "Holder"), and no such Holder shall have the right to convert any Series A Preferred Stock or any other preferred stock or warrant held by such Holder, to the extent that after giving effect to such conversion, the beneficial owner of such shares (together with such beneficial owner's affiliates) would beneficially own in excess of 4.9% of the shares of the Common Stock outstanding immediately after giving effect to such conversion or exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by a beneficial owner of Series A Preferred Stock held by such beneficial owner and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, any other preferred stock and warrant held by such Holder with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted Series A Preferred Stock beneficially owned by such beneficial owner and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such beneficial owner and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial

ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 5.1, in determining the number of outstanding shares of Common Stock a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of any Holder, the Company shall within two business days confirm orally and in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series A Preferred Stock, any other preferred stock and warrant held by a Holder, by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

5.2 Conversion Procedure.

(a) Notice and Surrender of Certificates. Any holder of shares of Series A Preferred Stock desiring to convert any portion thereof into shares of Common Stock shall give written notice that such holder elects to convert a stated number of Series A Preferred Stock into Common Stock (the "Conversion Notice") and shall surrender each certificate representing the Series A Preferred Stock to be converted, duly executed in favor of the Corporation or in blank accompanied by proper instruments of transfer, at the principal business office of the Corporation (or at such other place as may be designated by Corporation). The Conversion Notice shall set forth the name or names (with the address or addresses) in which the certificate or certificates for shares of the Common Stock shall be issued.

(b) Effective Time of Conversion. To the extent permitted by law, the conversion of the Series A Preferred Stock pursuant to this Section 5.2 into Common Stock shall be deemed to have been effected immediately prior to the close of business on the date on which all the conditions in Section 5.2(a) of this Resolution have been satisfied, and at such time the rights of the holder of such shares of Series A Preferred Stock so converted shall cease, and the person or persons in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the share of Common Stock represented thereby. The date on which the conversion of the Series A Preferred Stock pursuant to this Section 5.2 into Common Stock shall be deemed to have been effected is hereinafter referred to as the "Effective Conversion Date". Except as otherwise provided herein, no payment or adjustment shall be made in respect of the Common Stock delivered upon conversion of the Series A Preferred Stock.

(c) Issuance of Common Stock Certificates. As soon as practicable after the Effective Conversion Date, the Corporation shall issue and deliver, or cause to be issued and delivered, to the converting holder a certificate or certificates for the number of whole shares of Common Stock issuable by reason of the conversion of such shares of Series A Preferred Stock, registered in such name or names and such denominations as the converting holder has specified,

subject to compliance with applicable laws to the extent such designation shall involve a transfer. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered for conversion pursuant to this Section 5.2 exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof a new certificate for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered that are not to be converted.

5.3 Adjustments to Conversion Rate.

(a) Subdivision or Combination of Common Stock. If the Corporation at any time: (i) pays a dividend or makes a distribution on its Common Stock in shares of Common Stock, (ii) subdivides (by stock split, recapitalization, or otherwise) its outstanding Common Stock into a greater number of shares, or (iii) combines (by reverse stock split or otherwise) its outstanding Common Stock into a smaller number of shares, then the Conversion Rate in effect at the time of the record date for such dividend or distribution, or the effective date of such subdivision or combination, shall be proportionately adjusted immediately thereafter so that the holder of any shares of the Series A Preferred Stock surrendered for conversion after such event will receive the kind and amount of shares that such holder would have received if the Series A Preferred Stock had been converted immediately prior to the happening of the event. Such adjustment shall be made successively whenever any of the events referred to in this Section 5.3(a) occur.

5.4 Reservation of Shares of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized and unissued shares of Common Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of the Series A Preferred Stock from time to time outstanding, but shares of Common Stock held in the treasury of the Corporation may, at the discretion of the Corporation, be delivered upon any conversion of the Series A Preferred Stock.

SERIES B PREFERRED SHARES DESIGNATION

SECTION 1. DESIGNATION OF SERIES B PREFERRED STOCK. The shares of the series of preferred stock created and authorized by this Certificate of Designation shall be designated "Series B Callable Preferred Stock" (the "Series B Preferred Stock"). The total number of authorized shares constituting the Series B Preferred Stock shall be 5,000,000. The number of shares constituting this series of callable preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number of shares of preferred stock authorized under the Articles, less all shares at the time authorized of any other series of preferred stock of the Corporation; provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then-outstanding shares of Series B Preferred Stock. The stated par value of the Series B Preferred Stock shall be $0.001 per share. Shares of the Series B Preferred Stock shall be dated the date of issue.

SECTION 2. DIVIDEND RIGHTS. The holders of shares of Series B Preferred Stock shall not be entitled to receive any dividends.

SECTION 3. LIQUIDATION RIGHTS. The holders of shares of Series B Preferred Stock shall have liquidation and first position ownership rights on any assets owned by the corporation.

SECTION 4. VOTING RIGHTS. The holders of Series B Callable Preferred Stock shall not be entitled to (a) any voting rights with respect to the Series B Preferred Stock or (b) notice of any meeting of the shareholders of the Corporation, except in each case to the extent specifically required by Nevada law.

SECTION 5. OWNERSHIP RIGHTS AND SECURITY INTEREST. The holders of Series B Callable Preferred Stock shall be entitled to interest payments on monies paid or loaned to the corporation for their Series B Callable Preferred Shares and a first position in a security interest on any assets of the corporation upon default of a loan to the corporation, liquidation or dissolution of the corporation.

SECTION 6. CALLABLE FEATURE. The corporation, at any time, may call these shares at any time provided the holders of the Series B Callable Preferred Stock are paid the amount of monies they paid for their Series B Preferred stock along with any interest due. Upon payment of principal and interest, the shares must be returned to the corporation.

SECTION 7. TRANSFERABILITY. The holders of the Series B Callable Preferred Stock shall be entitled to transfer their ownership and rights of the Series B Callable Preferred Stock at any time, in a private transaction.

SERIES C PREFERRED SHARES DESIGNATION

SECTION 1. DESIGNATION OF SERIES C PREFERRED STOCK. The shares of the series of preferred stock created and authorized by this Certificate of Designation shall be designated "Series C Preferred Stock" (the "Series C Preferred Stock"). The total number of authorized shares constituting the Series C Preferred Stock shall be 5,000,000. The number of shares constituting this series of preferred stock of the Corporation may be increased or decreased at any time, from time to time, in accordance with applicable law up to the maximum number of shares of preferred stock authorized under the Articles, less all shares at the time authorized of any other series of preferred stock of the Corporation; provided, however, that no decrease shall reduce the number of shares of this series to a number less than that of the then-outstanding shares of Series C Preferred Stock. The stated par value of the Series C Preferred Stock shall be $0.001 per share. Shares of the Series C Preferred Stock shall be dated the date of issue.

SECTION 2. PURPOSE. The designation of these shares may be determined by the Board of Directors prior to their issuance.